Exhibit 10.2

EXECUTION VERSION

CONSENT AND AMENDMENT

TO RESTRUCTURING SUPPORT AGREEMENT

THIS CONSENT AND AMENDMENT dated as of July 22, 2016 (this “Amendment”) is entered into by and among (i) Halcón Resources Corporation (“Holdings” and, together with certain of its subsidiaries that are parties hereto and listed on Schedule 1 hereto, the “Company”) and (ii) the undersigned Consenting Creditors comprising the Requisite Creditors. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the RSA (as defined below).

WHEREAS, the Parties entered into a certain Restructuring Support Agreement dated as of June 9, 2016 (the “RSA”).

AND WHEREAS, the Parties wish to amend certain provisions of the RSA and consent to certain matters with respect to the Second Lien Notes.

AND WHEREAS, the Parties wish to take such actions necessary to give effect to the foregoing.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the RSA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1.       Amendment to Term Sheet.  With respect to the Term Sheet, the first sentence of the last paragraph under the heading “Restructuring Summary” is hereby amended and restated in its entirety as follows:

“No later than two (2) business days prior to the Commencement Date, the Company will pay via wire transfer cash interest with respect to the (i) Third Lien Noteholders through the later of May 15, 2016 and the date on which interest and/or dividends are paid on the Unsecured Notes, the Convertible Note or the Preferred Stock and (ii) Unsecured Noteholders through the later of May 15, 2016 and the date on which interest and/or dividends are paid on the Third Lien Notes, the Convertible Note or the Preferred Stock, and on the date of such interest payments, the Company will notify the respective advisors to the Requisite Third Lien Noteholders and the Requisite Unsecured Noteholders of the making of such payments.”

Section 2.       Amendment to RSA.  Section 4 of the RSA is hereby amended by adding the following paragraph at the end of such section:

“(c)       The Plan shall not specify how distributions will be allocated between principal and interest, and the Company shall amend the Plan dated as of June 20, 2016 to remove any references to distributions being allocated to principal or interest, including by removing Section 6.11, no later than three (3) business days before the Confirmation Hearing.”

Section 3.        Consent. The Company and the undersigned Consenting Creditors hereby agree to the treatment of the Second Lien Notes, including without limitation, the related amendment to the Second Lien Notes and Second Lien Indentures, as set forth on the term sheet attached hereto as Exhibit A.

Section 4.        Miscellaneous.

4.1       This Amendment shall become effective and binding upon each Party upon the execution and delivery by such Party of an executed signature page hereto and shall become effective and binding on all Parties upon receipt by the Company of executed signature pages from each of (i) the Requisite Third Lien Noteholders, (ii) the Requisite Unsecured Noteholders, (iii) the Convertible Noteholder and (iv) the Requisite Preferred Holders.

4.2       Except as specifically set forth herein, the terms of the RSA shall remain in full force and effect and are hereby ratified and confirmed.

4.3       This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.  Execution copies of this Amendment delivered by facsimile or PDF shall be deemed to be an original for the purposes of this paragraph.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

HALĆON PARTIES

HALĆON RESOURCES CORPORATION

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chairman of the Board and Chief
Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN HOLDINGS, INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HK RESOURCES, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

THE 7711 CORPORATION

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN GULF STATES, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN LOUISIANA OPERATING, L.P.

By:	Halcón Gulf States, LLC,
its general partner

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN FIELD SERVICES, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	President and Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN ENERGY PROPERTIES, INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN OPERATING CO., INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN WILLISTON I, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN WILLISTON II, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN RESOURCES OPERATING, INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HRC ENERGY LOUISIANA, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HRC ENERGY RESOURCES (WV), INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HRC PRODUCTION COMPANY

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN ENERGY HOLDINGS, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HRC ENERGY, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HK ENERGY, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HK LOUISIANA OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HK OIL & GAS, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HK ENERGY OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

HRC OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

[Consenting Creditor Signature Pages Omitted]

SIGNATURE PAGE TO CONSENT AND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

EXHIBIT A

Second Lien Note Amendment Term Sheet

HALCÓN RESOURCES CORPORATION

TERM SHEET

JULY 22, 2016

This term sheet sets forth the principal terms of a proposed amendment (“Amendment”) to the Second Lien Note Indentures (as defined below) to be implemented pursuant to a consent solicitation, consistent with the terms set forth herein. Reference is hereby made to that certain restructuring support agreement dated June 9, 2016, by and among the Company and the Consenting Creditors (the “Restructuring Support Agreement”). (1)

THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS. THIS TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL RULES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN IS STRICTLY CONFIDENTIAL AND SHALL NOT BE SHARED WITH ANY OTHER PARTY ABSENT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THE TERMS SET FORTH HEREIN ARE FOR DISCUSSION PURPOSES ONLY AND REMAIN SUBJECT TO APPROVAL BY THE LENDERS UNDER THE REVOLVING CREDIT AGREEMENT, THE REQUISITE CREDITORS UNDER THE RESTRUCTURING SUPPORT AGREEMENT, AND THE BOARD OF DIRECTORS OF THE COMPANY.

Transaction Overview

Notes and Indentures to be Amended:

The Company is prepared to enter into the Amendment, consistent with the terms set forth herein, to: (a) the 8.625% Senior Secured Notes (the “8.625% Second Lien Notes”) issued under that certain indenture, dated as of May 1, 2015, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee (as amended, modified, or otherwise supplemented from time to time, the “8.625% Second Lien Note Indenture”) and (b) the 12.0% Senior Secured Notes (the “12.0% Second Lien Notes” and, together with the 8.625% Second Lien Notes, the “Second Lien Notes” and the holders of such Second Lien Notes, the “Second Lien Noteholders”) issued under that certain indenture, dated as of December 21, 2015, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee (as amended, modified or otherwise supplemented from time to time, the “12.0% Second Lien Note Indenture” and, together with the 8.625% Second Lien Note Indenture, the “Second Lien Note Indentures”).

Proposed Amendments:

On or as soon as reasonably practicable following the Effective Date of the Plan, the Second Lien Note Indentures and any the other applicable Note Documents (as defined in the Second Lien Note Indenture) will be amended as follows:

Incurrence of Indebtedness/Lien Covenants

•                  Section 4.3(b)(1): Section 4.3(b)(1)(a)(i) to be amended and restated as $900.0 million. The remaining provisions of Section 4.3(b)(1) shall remain unchanged.

(1) Capitalized terms used but not otherwise herein defined have the meanings ascribed to them in the Restructuring Support Agreement or the Second Lien Note Indentures, as applicable.

•                  Section 4.3(b)(3): $150 million Parity Lien Debt basket to be deleted.

•                  Section 4.5: Subsection (14) of the definition of Permitted Liens to be amended to delete any references to other Parity Lien Debt.

Restricted Payments Covenant

•                  Section 4.4(b)(3): Amend Section 4.4(b)(3) to adjust the start date for measuring the Consolidated Net Income builder basket period from April 1, 2015, to the beginning of the fiscal quarter after the Effective Date of the Plan.

•                  Subsection 4.4: Amend the definition of Restricted Payment to include any prepayments of Junior Lien Debt or unsecured Indebtedness incurred under Credit Facilities.

•                  Section 4.4(c)(14): $250 million basket for prepayments of unsecured notes to be deleted.

Noteholder Professionals:

Prior to the Petition Date, but subject to the occurrence of the Support Effective Date, the Company agrees to pay the reasonable fees and expenses incurred through and including the Support Effective Date of each of Centerview Partners LLC, as financial advisor to the ad hoc group of Second Lien Noteholders (the “Ad Hoc Group”), and O’Melveny & Myers LLP, as counsel to the Ad Hoc Group (collectively, the “Noteholder Advisors”); provided, however, that the reasonable fees and expenses of the Noteholder Advisors shall not exceed $500,000.00 in the aggregate.

Consent Fee:

In addition to the Amendment, in consideration for the Consenting Noteholder Obligations set forth below, the Company agrees to pay:

(a)         to each holder of 8.625% Second Lien Notes that agrees to the Amendment and is either party to the Lock-up Agreement (as defined below) or does not object or take any action in contravention to the Plan, a fee equal to 1.25% of the aggregate principal amount of such holder’s outstanding 8.625% Second Lien Notes, subject to the occurrence of the Effective Date of the Plan and the effectiveness of the Amendment (the “8.625% Note Consent Fee”); and

(b)         to each holder of 12.0% Second Lien Notes that agrees to the Amendment and is either party to the Lock-up Agreement or does not object or take any action in contravention to the Plan, a fee equal to 1.25% of the aggregate principal amount of such holder’s outstanding 12.0% Second Lien Notes, subject to the occurrence of the Effective Date of the Plan (the “12.0% Note Consent Fee” and, together with the 8.625% Note Consent Fee, the “Consent Fees”);

provided, however, that the Consent Fees shall only be paid if the Effective Date occurs within the milestones set forth in the Restructuring Support Agreement as in effect on the date hereof and without regard to any amendments of such milestones although the balance of this Term Sheet shall remain in effect.

Agreements of the Consenting Second Lien Noteholders:

Subject to the occurrence of the Support Effective Date (as herein defined), each holder of Second Lien Notes that agrees to the Amendment agrees to:

•                  timely submit its consent to the Amendment;

•                  support and take such commercially reasonable actions necessary or reasonably requested by the Company to obtain approval of the Disclosure Statement, and confirmation and consummation of the Plan and the Restructuring, including any debtor-in-possession financing for the Company that includes a “roll up” of the Revolving Credit Agreement Claims and any other transactions contemplated by the Plan;

•                  not directly or indirectly, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing or prosecution of any Alternative Restructuring or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the Solicitation, approval of the Disclosure Statement, and the confirmation and consummation of the Plan and the Restructuring, including any debtor-in-possession financing that includes a “roll up” of the Revolving Credit Agreement Claims and any other transactions contemplated by the Plan; and

•                  not transfer any of its Second Lien Note Claims unless such transferee agrees to be bound by the terms set forth herein and notifies the Company within two (2) business days of such transfer (collectively, the “Consenting Noteholder Obligations”).

Support Effective Date:

The date by which the Company and holders of not less than 51% of the outstanding principal amount of the Second Lien Notes execute the Lock-up Agreement (the “Support Effective Date”). For purposes of this Term Sheet, “Lock-up Agreement” means a lock-up or similar agreement consistent with the terms set forth herein.

Implementation:

To be implemented through a consent solicitation to be commenced by the Company on or as soon as reasonably practicable following the Effective Date of the Plan but in no event later than thirty (30) days following the Effective Date.

Disclosure:

The terms of the Amendment, including the Company’s obligation to solicit consents for the Amendment from holders of the Second Lien Notes on or as soon as reasonably practicable following the Effective Date, shall be described in the solicitation procedures motion filed in the Chapter 11 Cases.